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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 16, 2004

                            Impax Laboratories, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)
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                   Delaware                                    0-27354                              65-0403311
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(State or other jurisdiction of incorporation)         (Commission File Number)            (IRS Employer Identification No.)

             30831 Huntwood Ave., Hayward, CA                                                          94544
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         (Address of principal executive offices)                                                    (Zip Code)
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        Registrant's telephone number, including area code (510) 476-2000
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         In accordance with the "Frequently Asked Questions" bulletin posted by the staff of the Division of Corporation Finance of the Securities and Exchange Commission on November 23, 2004 on the Securities and Exchange Commission's website, we are disclosing the following information that the Securities and Exchange Commission may deem to be material definitive agreements with our directors.

         On November 16, 2004, the Board of Directors of Impax Laboratories, Inc. (the "Company") approved the following changes to the compensation payable to non-employee directors of the Company, effective as of January 1, 2005:

         o the annual retainer for non-employee directors was increased from $12,000 to $25,000 per year payable in quarterly installments;

         o a fee of $2,000 will be paid for attendance at each regularly scheduled meeting of the Board; and

         o an additional annual retainer of $10,000 per year, payable in quarterly installments, will be paid to the Chairman of Audit Committee.

         These changes were recommended to the Board by the Compensation Committee in view of the additional time directors are spending performing their duties and a review of comparable public company board fees.

         In addition, the Board approved a special director fee of $1,500 per day, or part-day, for Dr. Nigel Fleming for a period of six months to facilitate monthly meetings between senior management and the independent directors.

         There was no change in other consideration payable to the Company's non-employee directors, which is described below:

         o Pursuant to the terms of the Company's 2002 Equity Incentive Plan, each non-employee director is granted options to purchase 7,500 shares of common stock annually. In addition, a non-employee director, when first selected, is granted an option to purchase 12,000 shares. All of these options vest ratably over three years commencing on the first anniversary of the grant date and are exercisable at the fair value market value on the date of grant.

         o The Company reimburses its directors for their respective out-of-pocket expenses incurred in attending board and committee meetings.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           IMPAX LABORATORIES, INC.


Date: January 14, 2005                     By: /s/ Cornel C. Spiegler
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                                               Name: Cornel C. Spiegler
                                               Title: Chief Financial Officer




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